UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016 (March 16, 2016)

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 565-3861

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 16, 2016, Hydra Industries Acquisition Corp. (the “Company”) issued a non-interest bearing convertible promissory note in the amount of $250,000 (the “Notes”) to each of Hydra Industries Sponsor LLC (the “Hydra Sponsor”) and MIHI LLC (the “Macquarie Sponsor” and, collectively with the Hydra Sponsor, the “Sponsors”). Payment on all of the Notes is due on the date on which the Company consummates its initial business combination (the “Business Combination”).

The Notes are convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination. Upon such election, the Note will convert into warrants, at a price of $0.50 per warrant. These warrants will be identical to the private warrants issued in a private placement in connection with the Company’s initial public offering. As such, each warrant is exercisable for one-half of one share of the Company’s common stock, par value $0.0001 per share, at an exercise price of $5.75 per half share.

The Notes were issued pursuant to the Expense Advancement Agreement, dated as of October 24, 2014, by and among the Company and the Sponsors, pursuant to which each Sponsor committed to fund up to $250,000 to the Company for the Company’s expenses relating to investigating and selecting a target business and other working capital requirements. Funds in the Company’s trust account will not be used to repay any of the Notes (unless a Business Combination is consummated).

A copy of each Note is filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated herein by reference, and the foregoing description of the Notes is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 500,000 warrants would be issued to each Sponsor if the principal balances of the Notes are converted. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Notes, as the Notes were issued to sophisticated investors without a view to distribution, and were not issued through any general solicitation or advertisement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated March 16, 2016, by Company in favor of Hydra Industries Sponsor, LLC.

10.2	Promissory Note, dated March 16, 2016, by Company in favor of MIHI LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2016

HYDRA INDUSTRIES ACQUISITION CORP.

/s/ Martin E. Schloss
Name: Martin E. Schloss
Title: Executive Vice President, General
Counsel and Secretary